SEC File Nos.
                                                                    811-1884
                                                                     2-34371

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   FORM N-1A

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      Post-Effective Amendment No. 50  (X)

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 29   (X)

                                  ENDOWMENTS
               (Exact name of registrant as specified in charter)

     P.O. Box 7650, One Market, Steuart Tower, San Francisco, California 94120
               (Address of principal executive offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code:  (415) 421-9360

                                 Patrick F. Quan
                                    Secretary
                                    Endowments
                      P.O. Box 7650, One Market, Steuart Tower
                           San Francisco, California 94120
                        (Name and address of agent for service)

                                      Copy to:

                             Robert E. Carlson, Esq.
                       Paul, Hastings, Janofsky & Walker LLP
                             555 South Flower Street
                           Los Angeles, California 90071

                 Approximate date of proposed public offering:

                  [X] It is proposed that this filing will
                      become effective on October 1, 1999
                      pursuant to paragraph (b) of Rule 485.

--------------------------------------------------------------------------------


                                 Endowments (SM)

                                   Prospectus



                                OCTOBER 1, 1999

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
 DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT
 DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
 REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================

Endowments
One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105

Growth and Income Portfolio
TICKER SYMBOL: ENDIX  NEWSPAPER ABBREV.: Endow-GI FUND NO.: 80

Bond Portfolio
TICKER SYMBOL: BENDX NEWSPAPER ABBREV.: Endow-Bd FUND NO.: 81

------------------------------------------------
TABLE OF CONTENTS

Risk/Return Summary                            2
 ................................................
Fees and Expenses of the Funds                 5
 ................................................
Investment Objectives, Strategies and Risks    7
 ................................................
Year 2000                                     11
 ................................................
Management and Organization                   11
 ................................................
Shareholder Information                       13
 ................................................
Purchasing Shares                             13
 ................................................
Selling Shares                                15
 ................................................
Distribution Arrangements                     15
 ................................................
Financial Highlights                          17
 ................................................
Appendix                                      19

--------------------------------------------------------------------------------
Endowments (the "Trust") is an open-end management investment company with two diversified series, Growth and Income Portfolio and Bond Portfolio (collective-ly, the "funds").

Shareholders of the Trust are limited to: (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organizations"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. The Trust may change this policy at any time without the approval of the Trust's shareholders.

--------------------------------------------------------------------------------
80/81-010-1099/RRD                                  Endowments / Prospectus   1

================================================================================

RISK/RETURN SUMMARY



Growth and Income Portfolio The fund seeks to primarily make your investment grow over time and secondarily provide you with income and preserve capital. The fund invests primarily in common stocks or securities convertible into com-mon stock that have favorable prospects for long-term growth ofcapital and for income.

The fund is designed for investors seeking long-term growth of principal, as well as income and preservation of capital. An investment in the fund is sub-ject to risks, including the possibility that the fund may decline in value in response to certain events, such as changes in the market or general economy. The prices of equity securities will be affected by events specifically involv-ing the companies whose securities are owned in the fund.

Bond Portfolio The fund seeks to maximize your level of current income and pre-serve your capital. Any capital appreciation is incidental to the fund's objec-tive of current income. The fund invests in investment grade debt securities.


The fund is designed for investors seeking a high level of current income, as well as capital preservation. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to certain events, such as changes in the market or general economy. The values of debt securities held by the fund may be affected by changing interest rates and credit risk assessments.

                                      ...

Risks Applicable to Both Funds Although all securities in the funds' portfolios may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent.

Your investment in either fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

You may lose money by investing in the funds. The likelihood of loss is greater if you invest for a shorter period of time.

--------------------------------------------------------------------------------
2   Endowments / Prospectus

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Investment Results

The following information illustrates how the funds' results may fluctuate. Past results are not an indication of future results.

Growth and Income Portfolio

Here are the fund's results calculated without a sales charge on a calendar year basis.

                        BAR GRAPH APPEARS HERE

YEAR              PERCENT (%)
----              -----------
1989                    25.39
1990                     0.43
1991                    22.57
1992                     9.56
1993                     9.56
1994                     1.54
1995                    28.31
1996                    17.42
1997                    28.81
1998                    11.28

The fund's year-to-date return for the six months ended June 30, 1999 was 11.78%.

The fund's highest/lowest quarterly results during this time period were:

Highest 11.70% (quarter ended June 30, 1997)
Lowest -8.99% (quarter ended September 30, 1990)
For periods ended December 31, 1998:

Average
Annual        The fund at
Total             net
Return       asset value/1/ S&P 500/2/
--------------------------------------
One Year         11.28%       28.52%
 ......................................
Five Years       17.00%       24.02%
 ......................................
Ten Years        15.05%       19.16%
 ......................................
Lifetime/3/      15.08%       16.07%
 ......................................
30-day yield/1/: 2.60%

(For current yield information--call the Transfer Agent at 1-800-421-4273, ext. 77105)

/1/ These fund results were calculated according to a formula that is required for all stock and bond funds and include the reinvestment of dividend and capital gain distributions.
/2/ The Standard & Poor's 500 Composite Index represents primarily U.S. stocks.
    This index is unmanaged and does not reflect sales charges, commissions or expenses.
/3/ For the period beginning July 26, 1975 (when Capital Research and Management
    Company became the fund's investment adviser).

--------------------------------------------------------------------------------
                                                     Endowments / Prospectus   3

================================================================================

Bond Portfolio

Here are the fund's results calculated without a sales charge on a calendar year basis.

                        BAR GRAPH APPEARS HERE

YEAR              PERCENT (%)
----              -----------
1989                    12.56
1990                     6.04
1991                    20.32
1992                     9.40
1993                    12.23
1994                    -4.31
1995                    15.99
1996                     3.99
1997                     8.72
1998                     7.47

The fund's year-to-date return for the six months ended June 30, 1999 was -1.27%.

The fund's highest/lowest quarterly results during this time period were:

Highest 6.60% (quarter ended June 30, 1989)
Lowest -3.65% (quarter ended March 31, 1994)
For periods ended December 31, 1998:

Average
Annual          The fund
Total            at net       Bond
Return       asset value/1/ Index/2/
-------------------------------------
One Year         7.47%       8.69%
 .....................................
Five Years       6.16%       7.27%
 .....................................
Ten Years        9.05%       9.26%
 .....................................
Lifetime/3/      9.67%       9.77%/4/
 .....................................
30-day yield/1/: 5.69%

(For current yield information call the Transfer Agent at 1-800-421-4273 ext. 77105)

/1/ These fund results were calculated according to a formula that is required for all stock and bond funds and include the reinvestment of dividend and capital gain distributions.
/2/ The Lehman Brothers Aggregate Bond Index represents investment grade debt.
    This index is unmanaged and does not reflect sales charges, commissions or expenses.
/3/ For the period beginning July 26, 1975 (when Capital Research and Management
    Company became the fund's investment adviser).
/4/ The Lehman Brothers Aggregate Bond Index did not exist until December 31,
    1975. For the period between July 31, 1975 and December 31, 1975, the Lehman Brothers Government/Corporate Bond Index results were used. The Lehman Brothers indexes are based on July 31, 1975 index values.

--------------------------------------------------------------------------------
4   Endowments / Prospectus

================================================================================

FEES AND EXPENSES OF THE FUNDS

The following describes the fees and expenses that you may pay if you buy and hold shares of either fund.

Shareholder Fees
(fees paid directly from your investment)

                                               Growth and
                                            Income Portfolio Bond Portfolio
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                0%              0%
 ................................................................................
Maximum sales charge imposed on reinvested
dividends                                          0%              0%
 ................................................................................
Maximum deferred sales charge                      0%              0%
 ................................................................................
Redemption or exchange fees                        0%              0%

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

                                         Growth and
                                      Income Portfolio Bond Portfolio
--------------------------------------------------------------------------------
Management Fees                             0.50%           0.50%
 ................................................................................
Service (12b-1) Fees                        none            none
 ................................................................................
Other Expenses                              0.29%           0.45%
 ................................................................................
Total Annual Fund Operating Expenses        0.79%           0.95%
 ................................................................................
Fee Waiver/1/                               0.04%           0.20%
 ................................................................................
Net Expenses                                0.75%           0.75%

/1/ The funds' Investment Advisory and Service Agreements provide for fee reductions through fee waivers by the Investment Adviser to the extent that annual operating expenses exceed 0.75% of either fund's average net assets. With the waiver, fees (as a percentage of average net assets) are 0.46% for Growth and Income Portfolio and 0.30% for Bond Portfolio.

--------------------------------------------------------------------------------
                                                     Endowments / Prospectus   5

================================================================================

Example

This Example is intended to help you compare the cost of investing in either fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                Growth and
             Income Portfolio Bond Portfolio
---------------------------------------------
One Year           $ 77            $ 77
 .............................................
Three Years        $240            $240
 .............................................
Five Years         $417            $417
 .............................................
Ten Years          $930            $930

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6   Endowments / Prospectus

================================================================================

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Growth and Income Portfolio The primary investment objective of the fund is long-term growth of principal, with income and preservation of capital as secondary objectives. The fund invests primarily in common stocks or securities convertible into common stock. The fund emphasizes stocks of companies which have favorable prospects for long-term growth of capital and for income.

The prices of equity securities will decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability and currency fluctuations.

Bond Portfolio The investment objective of the fund is to seek as high a level of current income as is consistent with the preservation of capital. Normally, the fund invests in bonds rated Baa or BBB or better by Moody's Investors Serv-ice, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality. The fund also invests in securities issued and guaranteed by the U.S. government. Normally, at least 65% of the fund's assets will be in-vested in bonds. (For this purpose, bonds are considered to be any debt securi-ties having initial maturities in excess of one year.)

The value of debt securities held by the fund may be affected by factors such as changing interest rates, credit ratings, and the effective maturity of the portfolio. For example, the value of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. This is also true for securities backed by the U.S. Treasury or the full faith and credit of the United States. These securities are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate.

                                      ...

Either fund may also hold cash or money market instruments of any issuer to any extent deemed appropriate. The size of either fund's cash position will depend on various factors, including market conditions, and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of either fund's objective, but it also provides greater liquidity to meet redemptions or to make additional investments, and it would reduce the fund's exposure in the event of a market downturn.

--------------------------------------------------------------------------------
                                                     Endowments / Prospectus  7

================================================================================

The funds rely on the professional judgment of their investment adviser, Capi-tal Research and Management Company, to make decisions about the funds' portfo-lio securities. The basic investment philosophy of Capital Research and Manage-ment Company is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when they are judged to no longer represent good long-term value.

As the majority of the funds' shareholders are non-profit institutions, the funds' investments will be consonant with the standards generally considered prudent by fiduciaries and trustees of such institutions.

OTHER IMPORTANT INVESTMENT PRACTICES

In addition to the principal investment strategies described above, the funds have other investment practices that are described here and in the Statement of Additional Information.

Growth and Income Portfolio may invest its assets in common stocks and other securities of issuers domiciled outside the U.S. Bond Portfolio may invest in obligations of corporations or government entities domiciled outside the U.S. and Canada. All Canadian and other non-U.S. securities purchased by Bond Port-folio will be liquid, and meet the quality standards set forth above. The value of non-U.S. securities can decline in response to various factors including currency fluctuations, political, social and economic instability, differing securities regulations and administrative difficulties such as delays in clear-ing and settling portfolio transactions.

--------------------------------------------------------------------------------
8   Endowments / Prospectus

================================================================================

 The following charts illustrate the fund's investment portfolio as of the end of the fund's fiscal year, July 31, 1999.

                          Growth and Income Portfolio

  Ten Largest
  Industry                                         Percent of
  Holdings                                         Net Assets
 ------------------------------------------------------------
  Insurance                                           7.56%
 ............................................................
  Health &
  Personal Care                                       6.56
 ............................................................
  Banking                                             6.55
 ............................................................
  Chemicals                                           6.31
 ............................................................
  Food &
  Household
  Products                                            6.09
 ............................................................
  Utilities:
  Electric &
  Gas                                                 5.84
 ............................................................
  Merchandising                                       4.63
 ............................................................
  Real Estate                                         4.63
 ............................................................
  Energy
  Sources                                             4.25
 ............................................................
  Industrial
  Components                                          2.44
 ............................................................

  Ten
  Largest
  Individual                                       Percent of
  Holdings                                         Net Assets
 ------------------------------------------------------------
  J.C.
  Penney                                                2.97%
 ............................................................
  Sara Lee                                              2.35
 ............................................................
  Orion
  Capital                                               2.31
 ............................................................
  Campbell
  Soup                                                  2.13
 ............................................................
  Huntington
  Bancshares                                            1.78
 ............................................................
  Kimberly-
  Clark                                                 1.77
 ............................................................
  Pennzoil-
  Quaker
  State                                                 1.72
 ............................................................
  General
  Mills                                                 1.61
 ............................................................
  Eaton                                                 1.54
 ............................................................
  Glaxo
  Wellcome                                              1.52
 ............................................................

 Because the fund is actively managed, its holdings will change from time to time.

--------------------------------------------------------------------------------
                                                     Endowments / Prospectus   9

================================================================================

 The following chart illustrates the portfolio composition of the fund as of the end of its fiscal year, July 31, 1999.

                                 Bond Portfolio
 [begin pie chart]

Mortgage- and Asset-Backed Securities                 33.84%
Corporate Bonds                                       28.91%
U.S. Treasury Securities                              19.37%
Federal Agency Notes & Bonds                           3.63%
Non-U.S. Government & Bonds and
Governmental Authorities                               3.35%
Cash & Equivalents                                    10.90%

 [end pie chart]

  Holdings by
  Quality                                          Percent of
  Rating                                           Net Assets
 ------------------------------------------------------------
  See the Appendix for a description of quality
  categories.

  U.S. Treasury and Agency                             23.00%
 ............................................................
  Cash & Equivalents                                   10.90%
 ............................................................
  Aaa/AAA                                              25.65%
 ............................................................
  Aa/AA                                                 1.85%
 ............................................................
  A/A                                                  16.77%
 ............................................................
  Baa/BBB                                              18.09%
 ............................................................
  Ba/BB or below                                        3.73%*
 ............................................................

 * Represents bonds whose quality ratings were downgraded while held by the fund.

 Because the fund is actively managed, its holdings will change from time to time.

--------------------------------------------------------------------------------
10   Endowments / Prospectus

================================================================================

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the funds and their shareholders. However, the funds understand that their key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the funds invest. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. These risks may be particularly acute in certain countries outside the U.S. in which the funds may invest and may adversely affect the funds' net asset values and total returns. The funds and their investment adviser will continue to monitor developments relating to this issue.

MANAGEMENT AND ORGANIZATION

Investment Adviser

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the funds and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the funds. The total management fees paid by the funds, as a percentage of average net assets, for the previous fiscal year are discussed earlier under "Fees and Expenses of the Funds."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the funds' code of ethics.

Multiple Portfolio Counselor System

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Growth and Income Portfolio and Bond Portfolio are listed on the following page.

--------------------------------------------------------------------------------
                                                     Endowments / Prospectus  11

Growth and Income Portfolio
---------------------------------------------------------------------------------------------------------
                                                                               Approximate Years
                                                                               of Experience as an
                                                                             Investment Professional
                                                                          (including the last five years)
                                                                          -------------------------------
                                               Years of Experience
                                              as Portfolio Counselor           With Capital
     Portfolio                              (and Research Professional,        Research and
  Counselors for                            if applicable) for Growth and       Management
Growth and Income                                Income Portfolio               Company or
   Portfolio       Primary Title(s)               (approximate)                 Affiliates    Total Years
---------------------------------------------------------------------------------------------------------
 Robert G.         Senior Vice President    9 years (plus 18 years as            24 years      27 years
 O'Donnell         of the Trust.  Senior    a research professional
                   Vice President and       prior to becoming a
                   Director, Capital        portfolio counselor for
                   Research and             the fund)
                   Management Company
 --------------------------------------------------------------------------------------------------------
 Claudia P.     Senior Vice President of    4 years (plus 20 years as            24 years      27 years
 Huntington     the Trust. Senior Vice      a research professional
                President, Capital          prior to becoming a
                Research and                portfolio counselor for
                Management Company          the fund)
------------------------------------------------------------------------------------------------

Bond Portfolio
------------------------------------------------------------------------------------------------
                                                                     Approximate Years
                                                                    of Experience as an
                                                                   Investment Professional
                                                                (including the last five years)
                                                                ................................
                                            Years of Experience      With Capital
                                               as Portfolio          Research and
  Portfolio                                      Counselor           Management
Counselors for                              for Bond Portfolio       Company or
Bond Portfolio     Primary Title(s)            (approximate)         Affiliates     Total Years
 -----------------------------------------------------------------------------------------------
 Abner D.       Senior Vice President        24 years                 32 years       47 years
 Goldstine      of the Trust.  Senior
                Vice President and
                Director, Capital
                Research and
                Management Company
 -----------------------------------------------------------------------------------------------
 John H.        Senior Vice President of     11 years                 16 years       17 years
 Smet           the Trust. Vice President,
                Capital Research and
                Management Company
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
12  Endowments / Prospectus

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

Shareholder Services

American Funds Service Company, the funds' transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

An agent of American Funds Service Company who performs transfer agent services for the funds is located at One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105.

--------------------------------------------------------------------------------
PURCHASING SHARES

Shares of the funds may be purchased directly from the funds only by (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organizations"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. The minimum initial purchase is $50,000 for either fund; there is no minimum on subsequent investments. The minimum initial investment may be reduced by the board of trustees for investments which meet certain standards. Any shareholder which no longer fulfills the characteristics described above must transfer its shares to an eligible entity or, at the shareholder's option, sell its shares at net asset value.

The purchase price of shares may be paid in cash or in acceptable securities valued in accordance with the valuation procedures described in the statement of additional information under "Purchase of Shares -- Price of Shares." Acceptable securities are those securities deemed acceptable by Capital Research and Management Company; that is, those securities which management deems to be consistent with the investment objectives and policies of the funds.

Various services are available as described below:

X  Automatic Reinvestment

   Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise. You also may elect to have dividends and/or capital gain distributions paid in cash.

--------------------------------------------------------------------------------
                                                      Endowments / Prospectus 13

================================================================================

X Rights of Accumulation

  You may take into account the current value of your existing holdings in the Growth and Income Portfolio and the Bond Portfolio, as well as your holdings in The American Funds Group, to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity.

X Exchange Feature

  As a shareholder of Growth and Income Portfolio or Bond Portfolio, you may exchange all or part of your shares at net asset value for shares of the other, and for shares of The Cash Management Trust of America or The U.S. Treasury Money Fund of America, whose shares may be similarly exchanged for shares of the Growth and Income Portfolio and/or the Bond Portfolio. The Cash Management Trust of America and The U.S. Treasury Money Fund of America are money market funds whose shares are sold at net asset value. This feature is available only if the fund for which you are exchanging is qualified in the state where you reside.

  This exchange may or may not have potential tax consequences for you. You should consult your tax or financial advisers before exchanging your shares under this option.

X Automatic Withdrawals

  You may authorize automatic withdrawals from your accounts. All shares owned or purchased by you will be credited to your withdrawal account, and a sufficient number of shares will be sold from the account to meet the requested withdrawal payments. All income dividends and other distributions, if any, must be reinvested in fund shares at net asset value and credited to the withdrawal account. Liquidation of shares in excess of investment income will reduce and may deplete your invested capital. Withdrawal payments, therefore, should not be considered as yield or income on the investment.

X Account Statements

  A shareholder account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company.

--------------------------------------------------------------------------------
                                                     Endowments / Prospectus  14

================================================================================

Share Price

Each fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security. Your shares will be purchased or sold at the net asset value next deter-mined after your investment is received and accepted.

--------------------------------------------------------------------------------
SELLING SHARES

Shares are credited to your account and shares of the funds are redeemable through the funds at net asset value. You may sell (redeem) your shares, by tendering a request in proper form, at the offices of the Trust, P.O. Box 7650, One Market, Steuart Tower (Suite 1800), San Francisco, California 94120. Proper tender of shares requires a written request for redemption. Requests to sell must be signed and the authorized signature(s) of the shareholder guaranteed by an "eligible guarantor" which includes a bank or savings and loan association that is federally insured or a member firm of the National Association of Securities Dealers, Inc. Notarization by a notary public is not an acceptable signature guarantee.

The funds do not have dealer agreements and do not accept redemption orders from broker-dealers. The price you receive for the shares you sell is the net asset value next determined after your order and all required documents are received. Because the funds' net asset values fluctuate, reflecting the market value of the funds' portfolios, the amount you receive for shares sold may be more or less than the amount paid for them.

--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

Dividends and Distributions

The fund intends to pay dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of either fund or any other fund in The American Funds Group or you may elect to receive them in cash.

-------------------------------------------------------------------------------
                                                     Endowments / Prospectus  15

================================================================================

Tax Consequences

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

--------------------------------------------------------------------------------
16  Endowments / Prospectus

================================================================================

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the funds' results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche llp, whose report, along with the funds' financial statements, is included in the statement of additional information, which is available upon request.

Growth and Income Portfolio

                                                    Years ended July 31
                                                    ....................
                                          1999      1998      1997      1996      1995
                             ----------------------------------------------------------
Net Asset Value,
Beginning of Year                       $12.09    $ 22.66   $18.61    $18.06    $17.18
--------------------------------------------------------------------------------------
Income from Investment
Operations:

Net Investment
Income                                     .37        .51      .56       .58       .63
 ......................................................................................
Net Gains or Losses on Securities
(both realized and unrealized)            1.79       1.16     6.04      1.73      2.21
--------------------------------------------------------------------------------------
Total From Investment Operations          2.16       1.67    6.60       2.31      2.84
--------------------------------------------------------------------------------------
Less Distributions:

Dividends (from net
investment income)                        (.34)      (.57)   (.55)      (.61)     (.61)
 ......................................................................................
Distributions (from capital gains)          --     (11.67)  (2.00)     (1.15)    (1.35)
--------------------------------------------------------------------------------------
Total Distributions                       (.34)    (12.24)   (2.55)    (1.76)    (1.96)
--------------------------------------------------------------------------------------
Net Asset Value,
End of Year                             $13.91    $ 12.09   $22.66    $18.61    $18.06
--------------------------------------------------------------------------------------
Total Return                             18.21%      9.05%   38.40%    13.22%    18.57%
--------------------------------------------------------------------------------------
Ratios/Supplemental Data:

Net assets, End of Period
(in millions)                           $   52    $    43   $   48    $   59    $   57
 ......................................................................................
Ratio of Expenses to
Average Net Assets                         .75%/1/    .75%/1/  .74%      .72%      .73%
--------------------------------------------------------------------------------------
Ratio of Net Income to
Average Net Assets                        2.90%      2.69%    2.73%     3.12%     3.70%
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                  52.36%     48.59%   50.69%    38.73%    24.04%

/1/ Had Capital Research and Management Company not waived management services fees, the fund's expense ratio would have been 0.79% and .89% for the fiscal years ended 1999 and 1998, respectively.

--------------------------------------------------------------------------------
                                                      Endowments / Prospectus 17

==============================================================================================
Bond Portfolio

                                                      Years ended July 31
                                                      ....................
                                          1999      1998      1997      1996      1995
                                       ------------------------------------------------------
Net Asset Value,
Beginning of Year                       $16.93    $17.17    $16.63    $16.82    $16.86
--------------------------------------------------------------------------------
Income from Investment
Operations:

Net Investment
Income                                    1.14      1.19      1.21      1.22      1.26
 ......................................................................................
Net Gains or Losses on Securities
(both realized and unrealized)            (.84)     (.09)      .52      (.19)      .01
--------------------------------------------------------------------------------------
Total From Investment
Operations                                 .30      1.10      1.73      1.03      1.27
-------------------------------------------------------------------------------------
Less Distributions:
Dividends (from net
investment income)                       (1.06)    (1.34)    (1.19)    (1.22)    (1.24)
 ......................................................................................
Distributions (from capital gains)          --        --        --        --      (.07)
--------------------------------------------------------------------------------------
Total Distributions                      (1.06)    (1.34)    (1.19)    (1.22)    (1.31)
--------------------------------------------------------------------------------------
Net Asset Value,
End of Year                             $16.17    $16.93    $17.17    $16.63    $16.82
--------------------------------------------------------------------------------------
Total Return                              1.75%     6.70%    10.83%     6.25%     7.97%
--------------------------------------------------------------------------------------
Ratios/Supplemental Data:

Net assets, End of Period
(in millions)                           $   31    $   29    $   33    $   41    $   44
 ......................................................................................
Ratio of Expenses to
Average Net Assets                         .75%/1/   .75%/1/   .75%/1/   .75%/1/   .76%
 ......................................................................................
Ratio of Net Income to
Average Net Assets                        6.84%     6.87%     7.04%     7.17%     7.52%
 ......................................................................................
Portfolio Turnover Rate                  53.66%    50.40%    22.18%    54.43%    69.22%

/1/ Had Capital Research and Management Company not waived management services fees, the fund's expense ratio would have been 0.95%, 1.08%, .85% and .80% for the fiscal years ended 1999, 1998, 1997 and 1996, respectively.

--------------------------------------------------------------------------------
18  Endowments / Prospectus

================================================================================

APPENDIX

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below. Growth and Income Portfolio generally invests in debt securities rated A or better by Moody's; Bond Portfolio generally invests in debt securities rated Baa or better by Moody's.

"Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such shares."

"Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

Moody's supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic rating category.

--------------------------------------------------------------------------------
                                                    Endowments / Prospectus  19

================================================================================

Standard & Poor's rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below. Growth and Income Portfolio generally invests in debt securities rated A or better by Standard & Poor's; Bond Portfolio generally invests in debt securities rated BBB or better by Standard & Poor's.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordanee with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

--------------------------------------------------------------------------------
20  Endowments / Prospectus

--------------------------------------------------------------------------------

NOTES





--------------------------------------------------------------------------------
                                                     Endowments / Prospectus  21

                            For Shareholder Services

                         American Funds Service Company
                                  415/393-7105
 ------------------------------------------------------------
 OTHER FUND INFORMATION

 Annual/Semi-Annual Report to Shareholders

 Contains additional information about the funds including financial statements, investments results, portfolio holdings, a statement from portfolio management discussing market conditions and the funds' investment strategies, and the independent auditors' reports (in the annual report).

 Statement of Additional Information (SAI)

 Contains more detailed information on all aspects of the funds, including the funds' financial statements.

 A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the funds are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

 Code of Ethics

 Includes a description of the funds' personal investing policy.

 To request a free copy of any of the documents above:

   Call American Funds   or      Write to the Secretary of the Trust
   Service Company               P.O. Box 7650
   415/393-7105                  San Francisco, CA 94120


 Investment Company File No. 811-1884                  [LOGO OF RECYCLED PAPER]
                                                       Printed on recycled paper

                                   ENDOWMENTS

                                     Part B

                      Statement of Additional Information

                                October 1, 1999

Endowments (the "Trust") is an open-end management investment company, commonly known as a mutual fund. The Trust offers two diversified investment portfolios, Growth and Income Portfolio and Bond Portfolio (collectively, the "funds").

This document is not a prospectus but should be read in conjunction with the current Prospectus of Endowments dated October 1, 1999. The Prospectus may be obtained by writing to the Trust at the following address:

                                   ENDOWMENTS

                             ATTENTION:  SECRETARY
                                   ONE MARKET
                           STEUART TOWER, SUITE 1800
                                  P.O. BOX 7650
                         SAN FRANCISCO, CALIFORNIA 94120

                           TELEPHONE:  (415) 421-9360

                               TABLE OF CONTENTS

    Item                                                             Page No.

ABOUT ENDOWMENTS                                                          1
CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES                             2
DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES               3
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS                          9
TRUST ORGANIZATION AND VOTING RIGHTS                                     10
MANAGEMENT OF THE TRUST                                                  11
DIVIDENDS, DISTRIBUTIONS AND TAXES                                       15
PURCHASE OF SHARES                                                       19
EXECUTION OF PORTFOLIO TRANSACTIONS                                      21
REDEMPTION OF SHARES                                                     21
GENERAL INFORMATION                                                      22
INVESTMENT RESULTS AND RELATED STATISTICS                                23
FINANCIAL STATEMENTS                                                     32

                                ABOUT ENDOWMENTS

Endowments is a business trust organized under the laws of the state of Delaware on May 14, 1998 with two separate series, Growth and Income Portfolio and Bond Portfolio. Growth and Income Portfolio was formerly known as Endowments, Inc. and was organized as a Delaware corporation. Bond Portfolio was formerly known as Bond Portfolio for Endowments, Inc. and was organized as a separate Delaware corporation. Endowments, Inc. and Bond Portfolio for Endowments, Inc. were reorganized as separate series of Endowments on July 31, 1998 with all of the assets of each predecessor fund transferred to Growth and Income Portfolio and Bond Portfolio, respectively. As a result, certain financial and other information appearing in the prospectus and statement of additional information reflect the operations of these predecessor entities through the date of the reorganization.

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

GROWTH AND INCOME PORTFOLIO

 EQUITY SECURITIES

- The fund will normally invest primarily in common stocks or securities convertible into common stock.

 DEBT SECURITIES

- The fund may purchase preferred stocks and straight debt securities (not including convertible securities) that are rated A or above by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P"), or unrated but determined to be of equivalent quality by Capital Research and Management Company, the funds' investment adviser.

NON-U.S. SECURITIES

- The fund may invest up to 10% of its assets in common stocks and other securities of issuers domiciled outside the U.S.

BOND PORTFOLIO

 DEBT SECURITIES

- The fund will invest in debt securities rated Baa or above by Moody's or BBB or above by S&P) or unrated but determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser. Normally, at least 65% of the fund's assets will be invested in bonds. (For this purpose, bonds are considered to be any debt securities having initial maturities in excess of one year.)

NON-U.S. AND CANADIAN SECURITIES

- The fund may invest up to 10% of its assets in obligations of corporations or government entities domiciled outside the U.S. and Canada. All Canadian and other non-U.S. securities purchased by the fund will be liquid, and meet the quality standards set forth above.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions. The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."

GROWTH AND INCOME PORTFOLIO

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in real estate or real estate-related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The return on REITs is dependent on such factors as the skill of management and the real estate environment in general. In addition, the risks associated with REIT debt and equity instruments, are similar to the risks of investing in corporate-issued debt and common stocks, respectively. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.

BOND PORTFOLIO

MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages, mortgage-backed securities or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

"Commercial mortgage-backed securities" are backed by commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the bonds' effective maturities.

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When a fund purchases such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When a fund agrees to sell such securities, it does not participate
in further gains or losses with respect to such securities.   If the other
party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

The fund also may enter into "roll" transactions, which consist of the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

REVERSE REPURCHASE AGREEMENTS -- The fund may enter into reverse repurchase agreements. This type of agreement involves the sale of a security by the fund and its commitment to repurchase the security at a specified time and price. The fund will identify liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940, reverse repurchase agreements may be considered borrowings by the fund. The use of reverse repurchase agreements by the fund creates leverage which increases the fund's investment risk. As the fund's aggregate commitments under these reverse repurchase agreements increases, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

WARRANTS AND RIGHTS -- The fund may only acquire warrants or rights that are issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a stated amount of common stock or additional bonds to be exercised at a specified price. At the time the warrant is issued, the exercise price is usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. The fund may also acquire rights to purchase common stocks. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, or corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

GROWTH AND INCOME PORTFOLIO AND BOND PORTFOLIO

DEBT SECURITIES -- Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

Bond Portfolio has no current intention (at least during the next 12 months) of investing in securities rated BB or below by Standard & Poor's ("S&P") and Ba or below by Moody's Investors Service, Inc. ("Moody's") (commonly known as "junk" bonds) or unrated but determined to be of equivalent quality by Capital Research and Management Company ("CRMC"). The fund is not normally required to dispose of a security in the event that its rating is reduced below BBB or Baa (or it is not rated and its quality becomes equivalent to such a security). High-yield, high-risk bonds rated Ba or below by Standard & Poor's Corporation or BB or below by Moody's Investors Services, Inc. (or unrated but considered to be of equivalent quality) are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of or to determine the value of high-yield, high-risk bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful doing so.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probably future conditions. There is frequently a lag between the tim a rating is assigned and the time it is updated. Consequently, Capital Research and Management Company monitors the issuers of bonds held by the portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity.


OTHER SECURITIES -- The funds may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non- convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES -- The funds may invest in securities guaranteed by the U.S. Government including: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the U.S. involves special risks, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The funds may only invest in securities of issuers in developing countries to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. The funds can purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CASH EQUIVALENTS -- The funds invest in various high-quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months in the case of U.S. government securities). These include: (1) commercial paper (notes issued by corporations or governmental bodies); (2) certificates of deposit and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association and bank obligations; (4) securities of the U.S. Government, its agencies or instrumentalities; and (5) corporate bonds and notes.

CURRENCY TRANSACTIONS -- The funds have the ability to enter into forward currency contracts to protect against changes in currency exchange rates (although Growth and Income Portfolio has no current intention to do so).

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the funds will involve the purchase or sale of a currency against the U.S. dollar. The funds will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

While entering into forward currency transactions could minimize risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

Certain provisions of the Internal Revenue Code may affect the extent to which the funds may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

RESTRICTED SECURITIES AND LIQUIDITY -- The funds may purchase securities subject to restrictions on resale. All such securities not actively traded outside the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the funds' board of trustees taking into account factors such as frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements (although Growth and Income Portfolio has no current intention to do so), under which the funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the funds' custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company. The funds only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Research and Management Company. If the seller under a repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. Management's appraisal of changing economic conditions and trends may cause a change in emphasis within the portfolio, both among individual securities and among various types of fixed-income securities in order to achieve the objectives of the funds. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The funds do not anticipate that their portfolio turnovers will exceed 100% annually. A fund's portfolio turnover rate would equal 100% if each security in either fund's portfolio were replaced once per year.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental policies and investment restrictions for the funds which cannot be changed without shareholder approval. The funds' investment objectives described in the Prospectus and the following fundamental investment restrictions require shareholder approval to be changed. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.) Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the funds' net assets unless otherwise indicated. The following are the funds' fundamental investment restrictions:

1. A fund may not invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

2. A fund may not make loans, but this limitation does not apply (i) to purchases of debt securities, loan participations, or the entry into of repurchase agreements, or (ii) to loans of portfolio securities if, as a result, no more than 33 1/3% of a fund's total assets would be on loan to third parties.

3. A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the funds from investing in securities or other instruments backed by real estate, or the securities of companies engaged in the real estate business).

4.   A fund may not purchase or sell commodities or commodities contracts.
This restriction shall not prohibit the funds, subject to restrictions described in the funds' prospectus and statement of additional information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

5. A fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended.

6. A fund may not borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of its total assets at the time of such borrowing.

7. A fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, or acquire more than 10% of the voting securities of any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8. A fund may not engage in the business of underwriting securities of other issuers, except to the extent that a fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The following investment policies of the funds and all other policies described in the funds' prospectus and this statement of additional information are considered non-fundamental and may be changed at any time with the approval of the Trust's board of trustees. The following nonfundamental policies apply to both funds:

1. The funds may not invest in other companies for the purpose of exercising control or management.

2.   The funds may not purchase puts or calls.

3. The funds may not invest in securities of other investments companies, except as permitted by the Investment Company Act of 1940, as amended.
The following non-fundamental policy applies to Growth and Income Portfolio only:

1. The fund may not invest more than 10% of its total assets in securities that are not readily marketable.

The following non-fundamental policy applies to Bond Portfolio only:

1. The fund may not invest more than 15% of its total assets in securities that are not readily marketable.

Restricted securities are treated as not readily marketable by the funds, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the Trust's board of trustees.

                      TRUST ORGANIZATION AND VOTING RIGHTS

Endowments, Inc., the predecessor to the Growth and Income Portfolio, was organized as a Delaware corporation in 1969; Bond Portfolio for Endowments, Inc., the predecessor to the Bond Portfolio, was organized as a Delaware corporation in 1970. Each fund is now a separate series of a Delaware business trust which is a registered, open-end, diversified management investment company. The Trust was organized on May 14, 1998.

All fund operations are supervised by the Trust's board of trustees who meet periodically and perform duties required by applicable state and federal laws.

The funds do not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares of either fund, that fund will hold a meeting at which any member of the board could be removed by a majority vote.

As of August 31, 1999, the following shareholders owned 5% or more of the funds' outstanding shares:

Growth and Income Portfolio -- California Institute of the Arts (24700 McBean Parkway, Valencia, CA 91355) (540.441 shares, 14.42%); Citizens' Scholarship Foundation of America (1505 Riverview Road, P.O. Box 297, St. Peter, MN 56082) (300,909 shares, 8.03%); Foundation for Reproductive Research and Education (333 E. Superior Street, Prentice 490, Chicago, IL 60611) (198,110 shares, 5.29%); Hudson Institute, 5395 Emerson Way (P.O. Box 26919, Indianapolis, IN 46226) (212,584 shares, 5.67%); Loyola Marymount University (7900 Loyola Boulevard, Los Angeles, CA 90045) (217,502 shares, 5.80%); and Richard and Mary Solari Charitable Trust (P.O. Box 40, Capitola, CA 95010) (188,639 shares, 5.03%).

Bond Portfolio -- California Institute for the Arts (24700 McBean Parkway, Valencia, CA 91355) (514,168 shares, 26.47%); Citizens' Scholarship of America (1505 Riverview Road, P.O. Box 297, St. Peter, MN 56082) (160,991 shares, 8.29%); Foundation for Reproductive Research and Education (333 E. Superior Street, Prentice 490, Chicago, IL 60611) (95,518 shares, 5.07%); and Hudson Institute, 5395 Emerson Way, (P.O. Box 26919, Indianapolis, IN 46226) (187,068 shares, 9.63%). As California Institute of the Arts owns in excess of 25% of the voting shares of the fund, it is, pursuant to the Investment Company Act of 1940, presumed to be a controlling person of the fund.

Shareholder inquiries may be made in writing to Endowments, One Market, Steuart Tower, Suite 1800, P.O. Box 7650, San Francisco, CA 94120 or by calling 415/393-7105.

                            MANAGEMENT OF THE TRUST

All fund operations are supervised by the Trust's board of trustees who meet periodically and perform dutieis required by applicable state and federal laws. The Trustees and officers of the Trust are listed below.

                              Trustees and Officers
              (with their principal occupations for the past five years#)

                                    TRUSTEES

ROBERT B. EGELSTON*, 333 South Hope Street, Los Angeles, CA 90071, Age: 68. Chairman of the Board. Senior Partner, The Capital Group Partners L.P.; former Chairman of the Board, The Capital Group Companies, Inc.

FRANK L. ELLSWORTH*, 333 South Hope Street, Los Angeles, CA 90071, Age: 56. President and Trustee. Vice President, Capital Research and Management Company; former President, Independent Colleges of Southern California.

STEVEN D. LAVINE, 24700 McBean Parkway, Valencia, CA 91355, Age: 52. Trustee. President, California Institute of the Arts.

PATRICIA A. McBRIDE, 4933 Mangold Circle, Dallas, TX 75229, Age: 56. Trustee. Chief Financial Officer, Kevin L. McBride, D.D.S., Inc.

GAIL L. NEALE, 154 Prospect Parkway, Burlington, VT 05401, Age: 64. Trustee. President, The Lovejoy Consulting Group, Inc.

CHARLES R. REDMOND, 2198 Fairhurst Drive, La Canada, CA 91011, Age: 73. Trustee. Former Chairman, Pfaffinger Foundation and former President and Chief Executive Officer, Times Mirror Foundation.

THOMAS E. TERRY*, 333 South Hope Street, Los Angeles, CA 90071, Age: 61. Trustee. Consultant; former Vice President and Secretary, Capital Research and Management Company (retired 1994).

ROBERT C. ZIEBARTH, P.O. Box 2156, Ketchum, ID 83340, Age: 63. Trustee. Management Consultant, Ziebarth Company.

All of the officers listed are officers or employees of the investment adviser or affiliated companies. The Trust does not pay any salaries or fees to its trustees or officers. However, the Trust reimburses certain expenses of the trustees who are not affiliated with the investment adviser.

                                    OFFICERS

NAME AND ADDRESS                      AGE      POSITION(S) HELD        PRINCIPAL OCCUPATION(S)
                                               WITH REGISTRANT         DURING PAST 5 YEARS#

Robert G. O'Donnell                   55       Senior Vice             Senior Vice President and
P.O. Box 7650                                  President               Director, Capital Research
San Francisco, CA 94120                                                and Management Company

Abner D. Goldstine                    69       Senior Vice             Senior Vice President and
11100 Santa Monica Blvd.                       President               Director, Capital Research
Los Angeles, CA 90025                                                  and Management Company

Claudia P. Huntington                 47       Vice President          Vice President, Capital
333 South Hope Street                          (Growth and             Research and Management
Los Angeles, CA 90071                          Income Portfolio)       Company

John H. Smet                          43       Vice President          Vice President, Capital
11100 Santa Monica Blvd.                       (Bond Portfolio)        Research and Management
Los Angeles, CA 90025                                                  Company

Patrick F. Quan                       41       Secretary               Vice President, Fund
P.O. Box 7650                                                          Business Management Group,
San Francisco, CA 94120                                                Capital Research and
                                                                       Management Company

Anthony W. Hynes                      36       Treasurer               Vice President, Fund
135 South State College Blvd.                                          Business Management Group,
Brea, CA 92821                                                         Capital Research and
                                                                       Management Company

Susi M. Silverman                     29       Assistant               Assistant Vice President,
135 South State College Blvd.                  Treasurer               Fund Business Management
Brea, CA 92821                                                         Group, Capital Research and
                                                                       Management Company


_________________
# Positions within the organizations listed may have changed during this period.

  * An "interested person" of the funds within the meaning of the Investment Company Act of 1940 the basis of his affiliation with Capital Research and Management Company, the funds' investment adviser.

All of the officers listed are officers or employees of Capital Research and Management Company or affiliated companies.

All of the Trustees serve or have served on boards of tax-exempt 501(c)(3) organizations and have had experience in dealing with the administrative and financial needs of these institutions as indicated: Robert B. Egelston - California Institute of the Arts, Claremont University Center, Los Angeles Festival, The Los Angeles Philharmonic Association, The Music Center of Los Angeles County, The Wharton School of Finance and Commerce, University of Pennsylvania; Frank L. Ellsworth - Claremont University Center, English Village, Seattle, Foundation for Independent Higher Education, Global Partners, Canada, Graphic Arts Counsel--Los Angeles County Museum of Art, Independent Colleges of Southern California, Inc., The Japanese-American National Museum, Japanese Foundation of International Education, The Los Angeles Dance Center, Pitzer College, Southwestern University School of Law; Steven D. Lavine - American Council on the Arts, Asia Society California Center, Cultural Policy Network Project of the Center for Arts and Culture, KCET Public Broadcasting, KCRW-FM National Public Radio, Los Angeles County Museum of Art, Los Angeles Philharmonic Association, The Music Center Operating Company, The Music Center of Los Angeles County; Patricia A. McBride - Commemara Conservancy Foundation, Dallas Museum of Art League, Dallas Symphony Orchestra Association, Dallas Symphony Orchestra League, Dallas Women's Foundation, Girl Scout Council, Inc., Eugene and Margaret McDermott Art Fund, St. Mark's School of Texas, Southwest Museum of Science and Technology; Gail L. Neale - Concern for Dying, The Flynn Theater, The Frances Clark Center for Keyboard Pedagogy, National Advisory Council, Hampshire College, The JL Foundation, Shelburne Farms, The United Way, The Vera Institute of Justice; Thomas E. Terry - Academy of Arts and Sciences, Citizens' Scholarship Foundation of America, Edgewood High School, Elvehjem Museum of Art, Ketchum YMCA, Madison Community Foundation, Madison Opera, Inc., National Football Scholarship Foundation, Ten Chimneys Foundation, Waisman Center--University of Wisconsin; Charles R. Redmond - AMAN Folk Ensemble, Catholic Charities of the Archdiocese of Los Angeles, Immaculate Heart High School, Loyola Marymount University, Los Angeles Urban League, The Music Center of Los Angeles County, A Noise Within, Pasadena Playhouse, Pfaffinger Foundation, Times Mirror Foundation; Robert C. Ziebarth - Chicago Maternity Center, Choate School, Foundation for Reproductive Research & Education, Latin School of Chicago, National Association of Independent Schools, Naval Historical Foundation, Northwestern Memorial Hospital.

INVESTMENT ADVISER -- Capital Research and Management Company, the investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. Capital Research and Management Company's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. Capital Research and Management Company believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of Capital Research and Management Company compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

Capital Research and Management Company is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreements (the "Agreements") between the Trust, on behalf of Growth and Income Portfolio and Bond Portfolio, and Capital Research and Management Company, dated July 31, 1998, and approved by the shareholders on July 21, 1998, was amended by the Board of Directors effective on July 28, 1999. Its renewal was approved by the unanimous vote of the Board of Trustees of the funds on May 5, 1999. The Agreement will be in effect until the close of business on July 27, 2000 and may be renewed from year to year, provided that any such renewal has been specifically approved at least annually by (i) the board of trustees of the Trust, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreements also provide that either party has the right to terminate them without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminates in the event of their assignment (as defined in said Act). The Agreements are identical except for conforming changes as the Investment Advisory and Service Agreements entered into by the funds in 1975 before their reorganization as separate series of a Delaware business trust.

Capital Research and Management Company, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the funds, provides suitable office space, necessary small office equipment and utilities, and provides general purpose accounting forms, supplies, and postage used at the offices of the funds. The Trust pays all expenses not specifically assumed by Capital Research and Management Company, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses of the issuance and redemption of shares of the funds (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; expenses paid to Trustees unaffiliated with Capital Research and Management Company; association dues; and costs of stationery and forms prepared exclusively for the funds.

Capital Research and Management Company receives a management fee at the annual rates of 1/2 of 1% of each fund's average daily net assets up to $150,000,000 and 4/10 of 1% of the portion of such average daily net assets over $150,000,000.

The Agreements provide for an advisory fee reduction to the extent that a fund's annual ordinary operating expenses exceed 0.75% of the average net assets of the fund. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses.

During the years ended 1999, 1998 and 1997, Capital Research and Management Company received from Growth and Income Portfolio advisory fees of $236,741, $235,598 and $276,008, and from Bond Portfolio advisory fees of $148,454, $154,762 and $177,223, respectively.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Set forth below is a discussion of certain U.S. federal income tax issues concerning the funds and the purchase, ownership, and disposition of the funds' shares. This discussion does not purport to be complete or necessarily apply or deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the funds' shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

DIVIDENDS - The Trust (including each fund) intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. The funds may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the funds may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If either fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, it may be subject to that excise tax. In certain circumstances, the funds may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the funds will pay any income or excise taxes due.

The funds intend to distribute its investment company taxable income, including any net short-term capital gains in excess of net long-term capital losses, and any net capital gains realized during each fiscal year. Additional distributions may be made, if necessary.

Dividends will be reinvested in shares of either fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of funds in The American Funds, as provided in the prospectus.

TAXES - The Trust (including each fund) intends to elect to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. Each fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances either fund may determine that it is in the interest of shareholders to distribute less than that amount.

The funds will be subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires a fund to distribute to shareholders for a calendar year an amount equal to at least 98% of the fund's ordinary income for that calendar year, at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of a fund.

If any net long-term capital gains in excess of net short-term capital losses are retained by either fund for reinvestment, requiring federal income taxes to be paid thereon by a fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on its federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of a fund in The American Funds, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return.

Dividends from domestic corporations are expected to comprise some portion of the funds' gross income. To the extent that such dividends constitute any of either fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify.
The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days.

Distributions by the funds result in a reduction in the net asset value of the funds' shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.

Dividend and interest income received by the funds from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the funds accrue receivables or liabilities denominated in a foreign currency and the time the funds actually collect such receivables, or pay such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of either fund's investment company taxable income to be distributed to its shareholders as ordinary income.

A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income tax at the level of the fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.

If either fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

To avoid such tax and interest, the funds intend to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions.

The funds will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of the funds may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, I.E., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.

Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                               PURCHASE OF SHARES

The purchase of shares may be paid in cash or in a like value of acceptable securities. Such securities will (i) be acquired for investment and not for resale; (ii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iii) have a value which is readily ascertainable.

PRICE OF SHARES -- The price you pay for shares is the net asset value per share which is calculated once daily at 4:00 p.m., New York time each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the funds' share prices would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.
Such net asset value is effective for orders to purchase shares of the funds received by the funds before the close of trading on the New York Stock Exchange; orders received after the close of trading will be entered at the net asset value as computed as of the close of trading of the New York Stock Exchange on the next business day. Prices which appear in the newspaper do not always indicate the prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

All portfolio securities of funds managed by Capital Research and Management Company, other than the money market funds, are valued, and the net asset value per share is determined, as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by Capital Research and Management Company to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where Capital Research and Management Company deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board; the fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the funds' portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to the Investment Adviser. The funds do not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the funds, they are effected only when the Investment Adviser believes that to do so is in the interest of the funds. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The funds will not pay a mark-up for research in principal transactions.

Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, during the fiscal years ended July 31, 1999, 1998 and 1997, amounted to $42,000, $37,000 and $61,000 for Growth and Income Portfolio. There are no brokerage commissions paid on portfolio transactions for Bond Portfolio.

                              REDEMPTION OF SHARES

For redemption requests received after the close of trading on the New York Stock Exchange, the redemption price will be the net asset value determined as of the close of trading on the next business day of the New York Stock Exchange. There is no charge to the shareholder for redemption. Payment in cash or in kind is made as soon as reasonably practicable after tender in proper form (as described above), and must, in any event, be made within seven days thereafter. Either fund may, however, suspend the right of redemption during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends or holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) any emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.

Although they would not normally do so, the funds have the right to pay the redemption price in whole or in part in portfolio securities as selected by the board of trustees, taken at their value as used in determining net asset value for purposes of computing the redemption price. A shareholder that redeems fund shares, and is given by the fund a proportionate amount of the fund's portfolio securities in lieu of cash, may incur brokerage commissions in the event of a sale of the securities through a broker.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolios, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. The custodian may hold non-U.S. securities pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

INDEPENDENT AUDITORS -- Deloitte & Touche LLP, located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the Trust's independent auditors, providing audit services, preparing tax returns and reviewing certain documents of the Trust to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the Annual Report have been so included in reliance on the reports of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting. The selection of the fund's independent auditor is reviewed and determined annually by the Board of Trustees.

COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, CA 90071, has passed upon the legality of the shares offered hereby.

REPORTS TO SHAREHOLDERS -- The Trust's fiscal year ends on July 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the funds' independent auditors, Deloitte & Touche LLP.

YEAR 2000 -- The funds and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The funds understand that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the funds' investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the funds invest could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a trustee of publicly traded companies; and disclosure of personal securities transactions.

REMOVAL OF TRUSTEES BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, the shareholders holding a majority of the votes entitled to be case, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Trustees. The Trust has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of trustees as though the Trust were a common-law trust. The Trustees shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Trust.

                   INVESTMENT RESULTS AND RELATED STATISTICS

Growth and Income Portfolio's yield was 2.70% and Bond Portfolio's yield was 6.21% based on a 30-day (or one month) period ended July 31, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share on the last day of the period. (Growth and Income Portfolio and Bond Portfolio do not have a sales charge.)

Growth and Income Portfolio's average annual total return for the one-, five- and ten-year periods ended on July 31, 1999 was +18.21%, +19.09% and +14.15%, respectively. Bond Portfolio's average annual total return for the one-, five- and ten-year periods ended on July 31, 1999 was +1.75%, +6.66% and +7.88%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the board of trustees; and (2) a complete redemption at the end of any period illustrated.

The funds may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset
value and the capital gains paid over the last 12 months.   The distribution
rate may differ from the yield.

The funds may include, in advertisements or in reports furnished to present or prospective shareholders, information on their investment results and/or comparisons of their investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard & Poor's 500 Stock Composite Index and the Lipper Growth & Income Fund Index for the Growth and Income Portfolio and the Lehman Aggregate Bond Index for Bond Portfolio) or results of other mutual funds or investment or savings vehicles.

Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The funds may refer to results and surveys compiled by organizations such as CDA Investment Services, Ibbotson Associates, Lipper Analytical Services, and Morningstar, Inc. and by the U.S. Department of Commerce. Additionally, the funds may, from time to time, refer to results published in various newspapers and periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

The funds may, from time to time, compare their investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

The investment results for the funds set forth below were calculated as described in the funds' prospectus. The percentage increases shown in the table below or used in published reports of the funds are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

           Growth and Income Portfolio vs. Various Unmanaged Indices

10-Year           Growth and     DJIA/1/     S&P 500/2/    Lipper Growth
8/1 -  7/31       Income                                   and Income/3/
                  Portfolio



1989 - 1999       +276%          +423%       +395%         +276%

1988 - 1998       +291%          +458%       +443%         +320%

1987 - 1997       +251           +336        +303          +252

1986 - 1996       +204           +330        +269          +220

1985 - 1995       +238           +391        +306          +255

1984 - 1994       +271           +385        +327          +290

1983 - 1993       +260           +333        +294          +249

1982 - 1992       +411           +528        +478          +381

1981 - 1991       +325           +392        +343          +290

1980 - 1990       +326           +392        +344          +301

1979 - 1989       +379           +409        +416          +387

1978 - 1988       +328           +308        +326          +329

1977 - 1987       +384           +388        +417          +412

1976 - 1986       +329           +208        +271          +301

1975 - 1985       +335           +177        +250          +287

1975# - 1985      +333           +177        +248          +287

            0

                  Bond Portfolio vs. Various Unmanaged Indices

                                  Lehman           Lipper Average of

10-Year          Bond             Brothers         Corporate A-Rated

8/1 -  7/31      Portfolio        Aggregate/4/     Debt Funds/5/



1989 - 1999      +114%            +113%            +106%

1988 - 1998      +139%            +140%            +134%

1987 - 1997      +143             +139             +135

1986 - 1996      +129             +126             +119

1985 - 1995      +161             +160             +148

1984 - 1994      +191             +193             +178

1983 - 1993      +219             +218             +201

1982 - 1992      +254             +251             +232

1981 - 1991      +253             +269             +233

1980 - 1990      +204             +217             +188

1979 - 1989      +195             +201             +184

1978 - 1988      +178             +178             +164

1977 - 1987      +157             +164             +151

1976 - 1986      +178             +181             +168

1975 - 1985      +157             N/A              +158

1975# - 1985     +158             N/A              N/A


________________
#  From July 26, 1975
/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lipper Growth & Income Fund Index is a non-weighted index of the 30 largest funds within the Lipper Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gain distributions as of the ex-dividend dates.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index. Its inception date is December 31, 1975.

/5/ The Lipper Average of Corporate A-Rated Debt Funds is an average of the cumulative total reinvestment performance of funds that invest at least 65% of assets in corporate debt issues rated "A" or better or government issues.

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had                                         . . . and had taken
invested                                           all dividends and
$50,000                                            capital gain
in Growth and                                      distributions
Income                                             in shares, your
Portfolio                                          investment would
this many                                          have been worth
years ago. . .                                     this much at
                                                   7/31/99
|                                                  |

Number            Periods

of Years          8/1  - 7/31                      Value



1                 1998 - 1999                     $59,104.48

2                 1997 - 1999                      64,455.77

3                 1996 - 1999                      89,205.93

4                 1995 - 1999                     100,994.65

5                 1994 - 1999                     119,750.54

6                 1993 - 1999                     123,067.95

7                 1992 - 1999                     135,433.85

8                 1991 - 1999                     156,757.08

9                 1990 - 1999                     180,318.89

10                1989 - 1999                     187,760.00

11                1988 - 1999                     231,358.97

12                1987 - 1999                     226,021.18

13                1986 - 1999                     271,478.79

14                1985 - 1999                     340,892.77

15                1984 - 1999                     444,661.21

16                1983 - 1999                     443,148.59

17                1982 - 1999                     691,391.75

18                1981 - 1999                     665,962.43

19                1980 - 1999                     767,418.37

20                1979 - 1999                     899,617.84

21                1978 - 1999                     991,388.14

22                1977 - 1999                   1,093,145.31

23                1976 - 1999                   1,164,000.76

24                1975#- 1999                   1,477,674.24


#  From July 26, 1975

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had                                      . . . and had taken
invested $50,000                               all dividends and
in Bond Portfolio this many                    capital gain
years ago . . .                                distributions
                                               in shares, your
                                               investment would
                                               have been worth
                                               this much at
                                               7/31/99



Number        Periods

of Years      8/1  - 7/31                      Value



1             1998 - 1999                      $50,873.99

2             1997 - 1999                       54,280.62

3             1996 - 1999                       60,157.22

4             1995 - 1999                       63,917.34

5             1994 - 1999                       69,014.11

6             1993 - 1999                       68,018.30

7             1992 - 1999                       76,004.24

8             1991 - 1999                       90,206.50

9             1990 - 1999                       99,928.98

10            1989 - 1999                      106,779.21

11            1988 - 1999                      121,390.65

12            1987 - 1999                      131,850.44

13            1986 - 1999                      137,670.60

14            1985 - 1999                      166,531.21

15            1984 - 1999                      200,902.35

16            1983 - 1999                      216,885.75

17            1982 - 1999                      268,838.77

18            1981 - 1999                      318,320.16

19            1980 - 1999                      303,749.08

20            1979 - 1999                      315,021.30

21            1978 - 1999                      337,017.63

22            1977 - 1999                      339,486.95

23            1976 - 1999                      382,104.23

24            1975#- 1999                      428,912.73


#  From July 26, 1975

Illustration of a $50,000 investment in Growth and Income Portfolio with dividends reinvested and capital gain distributions taken in shares
(for the period July 26, 1975 through July 31, 1999)

            COST OF SHARES                                   VALUE OF SHARES

Year                                          Total                           From              From

Ended       Annual         Dividends          Investment     From Initial     Capital Gains     Dividends     Total

July 31     Dividends      (cumulative)       Cost           Investment       Reinvested        Reinvested    Value





  1975#     $      0       $      0           $50,000        $49,769          $   0             $     0       $49,770

1976        2,408          2,408              52,408         60,781           0                 2,695         63,476

1977        2,454          4,862              54,862         62,331           0                 5,259         67,590

1978        2,899          7,761              57,761         65,910           0                 8,615         74,525

1979        3,511          11,272             61,272         69,263           0                 12,868        82,131

1980        4,322          15,594             65,594         77,021           0                 19,256        96,277

1981        6,326          21,920             71,920         79,847           4,739             26,356        110,942

1982        7,869          29,789             79,789         64,678           13,443            28,739        106,860

1983        6,722          36,511             86,511         96,477           20,052            50,197        166,726

1984        7,502          44,013             94,013         83,847           31,536            50,774        166,157

1985        9,036          53,049             103,049        95,601           53,303            67,832        216,736

1986        10,623         63,672             113,672        104,971          81,000            86,184        272,155

1987        12,851         76,523             126,523        104,222          123,158           99,505        326,885

1988        15,733         92,256             142,256        88,382           130,787           100,178       319,347

1989        17,918         110,174            160,174        96,368           167,745           129,388       393,501

1990        22,799         132,973            182,973        89,440           178,016           142,283       409,739

1991        21,836         154,809            204,809        94,623           202,831           173,872       471,326

1992        20,318         175,127            225,127        96,580           249,826           199,127       545,533

1993        21,415         196,542            246,542        97,479           279,694           223,176       600,349

1994        22,417         218,959            268,959        90,868           296,050           230,062       616,980

1995        22,961         241,920            291,920        95,522           369,066           266,973       731,561

1996        25,984         267,904            317,904        98,431           428,636           301,171       828,238

1997        25,982         293,886            343,886        119,852          629,560           396,858       1,146,270

1998        36,558         330,444            380,444        63,946           947,192           238,915       1,250,053

1999        35,534         365,978            415,978        73,572         1,089,781           314,321       1,477,674


# From July 26, 1975

The dollar amount of capital gain distributions during the period was $1,174,453.

Illustration of a $50,000 investment in Bond Portfolio with dividends reinvested and capital gain distributions taken in shares (for the period July 26, 1975 through July 31, 1999)

             COST OF SHARES                                     VALUE OF SHARES

Year                                           Total                             From              From

Ended        Annual         Dividends          Investment       From Initial     Capital Gains     Dividends     Total

July 31      Dividends      (cumulative)       Cost             Investment       Reinvested        Reinvested    Value





1975#        $      0       $    0             $50,000          $50,065          $     0           $    0        $50,064

1976         3,466          3,466              53,466           52,455           0                 3,668         56,123

1977         4,395          7,861              57,861           54,854           0                 8,315         63,169

1978         4,798          12,659             62,659           51,161           0                 12,472        63,633

1979         5,595          18,254             68,254           50,165           0                 17,913        68,078

1980         7,331          25,585             75,585           46,568           0                 24,036        70,604

1981         7,990          33,575             83,575           39,235           0                 28,137        67,372

1982         9,678          43,253             93,253           40,739           0                 39,032        79,771

1983         10,518         53,771             103,771          45,384           0                 53,497        98,881

1984         11,193         64,964             114,964          43,796           0                 62,950        106,746

1985         12,231         77,195             127,195          47,570           0                 81,205        128,775

1986         13,557         90,752             140,752          52,296           0                 103,480       155,776

1987         13,829         104,581            154,581          50,040           0                 112,609       162,649

1988         13,553         118,134            168,134          48,557           5,210             122,900       176,667

1989         15,800         133,934            183,934          50,630           5,433             144,778       200,841

1990         17,213         151,147            201,147          49,693           5,332             159,584       214,609

1991         19,146         170,293            220,293          50,432           5,411             181,896       237,739

1992         20,570         190,863            240,863          55,202           5,923             221,039       282,164

1993         22,376         213,239            263,239          55,827           12,805            246,660       315,292

1994         22,971         236,210            286,210          47,876           29,925            232,942       310,743

1995         23,564         259,774            309,774          47,762           31,232            256,528       335,522

1996         25,003         284,777            334,777          47,223           30,879            278,391       356,493

1997         26,094         310,871            360,871          48,756           31,882            314,450       395,088

1998         31,811         342,682            392,682          48,075           31,436            342,033       421,544

1999         27,010         369,692            419,692          45,917           30,025            352,971       428,913



# From July 26, 1975

The dollar amount of capital gain distributions during the period was $33,339.

EXPERIENCE OF INVESTMENT ADVISER -- The Investment Adviser manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (138 in all), those funds have had better total returns than their comparable Lipper indexes in 128 of 138 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.
                              FINANCIAL STATEMENTS

Endowments, Growth and Income Portfolio
Investment Portfolio, July 31, 1999

                                                                                Market    Percent
                                                                     Shares      Value     Of Net
Equity Securitites                                                                         Assets
--------------------------------------------                       --------   --------   --------
ENERGY
ENERGY SOURCES  -  4.25%
Atlantic Richfield Co.                                                 7,000    630,438      1.22%
Conoco Inc., Class A                                                  13,000    338,813       0.66
Kerr-McGee Corp.                                                      10,000    515,000       1.00
Ultramar Diamond Shamrock Corp.                                       30,000    708,749       1.37
UTILITIES: ELECTRIC & GAS  -  5.84%
Ameren Corp.                                                          10,000    390,000       0.76
BEC Energy                                                            18,000    767,250       1.49
DPL Inc.                                                              30,000    575,625       1.12
GPU, Inc.                                                             20,000    767,500       1.49
TECO Energy, Inc.                                                     25,000    509,375       0.98
                                                                            ---------- ----------
                                                                              5,202,750      10.09
                                                                            ---------- ----------

MATERIALS
CHEMICALS  -  6.31%
Hercules Inc.                                                         10,000    348,750       0.68
International Flavors & Fragrances Inc.                               15,000    679,688       1.32
Monsanto Co.                                                          10,000    391,250       0.76
PPG Industries, Inc.                                                  10,000    596,250       1.15
Praxair, Inc.                                                         15,000    691,875       1.34
Witco Corp.                                                           30,000    549,375       1.06
FOREST PRODUCTS & PAPER  -  2.14%
Georgia-Pacific Corp., Timber Group                                   15,000    370,313       0.72
International Paper Co. (acquired Union Camp Corp.)                    8,000    409,000       0.79
Weyerhaeuser Co.                                                       5,000    323,437       0.63
METALS: NONFERROUS  -  0.70%
Alcoa Inc.                                                             6,000    359,250       0.70
METALS: STEEL  -  1.25%
Allegheny Teledyne Inc.                                               30,000    643,125       1.25
                                                                            ---------- ----------
                                                                              5,362,313      10.40
                                                                            ---------- ----------

CAPITAL EQUIPMENT
AEROSPACE & MILITARY TECHNOLOGY  -  2.33%
Boeing Co.                                                            15,000    680,625       1.32
Lockheed Martin Corp.                                                 15,000    522,188       1.01
ELECTRICAL & ELECTRONICS  -  1.64%
Emerson Electric Co.                                                   7,000    417,813       0.81
Nokia Corp., Class A (ADR) (Finland)                                   5,000    425,312       0.83
ELECTRONIC COMPONENTS  -  1.36%
Corning Inc.                                                          10,000    700,000       1.36
ENERGY EQUIPMENT  -  0.70%
Schlumberger Ltd.                                                      6,000    363,375       0.70
INDUSTRIAL COMPONENTS  -  2.44%
Eaton Corp.                                                            8,000    791,500       1.54
Genuine Parts Co.                                                     15,000    465,938       0.90
MACHINERY & ENGINEERING  -  1.91%
Caterpillar Inc.                                                       7,000    410,375       0.80
Deere & Co.                                                           15,000    573,750       1.11
                                                                            ---------- ----------
                                                                              5,350,876      10.38
                                                                            ---------- ----------

CONSUMER GOODS
BEVERAGES & TOBACCO  -  1.78%
Imperial Tobacco Ltd. (United Kingdom)                                35,000    358,108       0.69
Philip Morris Companies Inc.                                          15,000    558,750       1.09
FOOD & HOUSEHOLD PRODUCTS  -  6.09%
Campbell Soup Co.                                                     25,000  1,100,000       2.13
General Mills, Inc.                                                   10,000    828,125       1.61
Sara Lee Corp.                                                        55,000  1,210,000       2.35
HEALTH & PERSONAL CARE  -  6.56%
Avon Products, Inc.                                                   15,000    682,500       1.32
Eli Lilly and Co.                                                      7,000    459,375       0.89
Glaxo Wellcome PLC (ADR) (United Kingdom)                             15,000    782,813       1.52
Kimberly-Clark Corp.                                                  15,000    915,000       1.77
Merck & Co., Inc.                                                      8,000    541,500       1.06
RECREATION & OTHER CONSUMER PRODUCTS  -  1.72%
Pennzoil-Quaker State Co.                                             60,000    888,750       1.72
                                                                            ---------- ----------
                                                                              8,324,921      16.15
                                                                            ---------- ----------

SERVICES
BROADCASTING & PUBLISHING  -  1.12%
Gannett Co., Inc.                                                      8,000    578,000       1.12
BUSINESS & PUBLIC SERVICES  -  2.13%
Browning-Ferris Industries, Inc.                                      15,000    673,125       1.30
United HealthCare Corp.                                                7,000    427,000       0.83
LEISURE & TOURISM  -  1.20%
Seagram Co. Ltd. (Canada)                                             12,000    615,750       1.20
MERCHANDISING  -  4.63%
Albertson's, Inc.  (acquired American Stores Co.)                      9,450    469,547       0.91
J.C. Penney Co., Inc.                                                 35,000  1,531,250       2.97
May Department Stores Co.                                             10,000    386,875       0.75
TELECOMMUNICATIONS  -  1.62%
GTE Corp.                                                              2,000    147,375       0.29
U S WEST, Inc.                                                        12,000    687,750       1.33
TRANSPORTATION: RAIL & ROAD  -  1.13%
Norfolk Southern Corp.                                                20,000    585,000       1.13
                                                                            ---------- ----------
                                                                              6,101,672      11.83
                                                                            ---------- ----------

FINANCE
BANKING  -  6.55%
Bank of America Corp.                                                  5,000    331,875       0.64
Bank of Tokyo-Mitsubishi, Ltd. (ADR) (Japan)                          25,000    375,000       0.73
Fleet Financial Group, Inc.                                           10,000    405,000       0.79
Fulton Financial Corp.                                                27,500    564,180       1.10
Huntington Bancshares Inc.                                            30,479    918,207       1.78
Wells Fargo & Co.                                                     20,000    780,000       1.51
INSURANCE  -  7.56%
Aetna Inc.                                                             5,000    410,000       0.80
Allstate Corp.                                                        20,000    710,000       1.38
Mercury General Corp.                                                 20,000    686,250       1.33
Orion Capital Corp.                                                   25,000  1,189,063       2.31
Royal & Sun Alliance Insurance Group PLC (United Kingdom)             50,000    422,401       0.82
Trenwick Group Inc.                                                   20,000    482,499       0.92
REAL ESTATE  -  4.63%
Apartment Investment and Management Co., Class A                      10,000    408,125       0.79
Archstone Communities Trust                                           34,285    739,270       1.43
Boston Properties, Inc.                                               15,000    513,750       1.00
CCA Prison Realty Trust                                               25,000    346,875       0.67
Spieker Properties, Inc.                                              10,000    382,499       0.74
                                                                            ---------- ----------
                                                                              9,664,994      18.74
                                                                            ---------- ----------

MISCELLANEOUS
Other equity securities in initial period of acquisition                      1,704,037       3.30
                                                                            ---------- ----------

TOTAL EQUITY SECURITIES (cost:$39,166,651)                                   41,711,563      80.89
                                                                            ---------- ----------


                                                                 Principal
Short Term Securities                                          Amount (000)
Corporate Short-Term Notes  -  19.75%

A.I. Credit Corp. 5.03% due  8/25/1999                                   900    896,856       1.74
Bell Atlantic Network Funding Corp. 5.08% due 8/24/1999                  900    896,952       1.74
BellSouth Capital Funding Corp. 5.06% due 9/21/1999 (1)                1,000    992,691       1.93
Coca-Cola Co. 5.06% due 8/26/1999                                      1,000    996,346       1.93
Eastman Kodak Co. 4.79% due 8/19/1999                                    620    618,364       1.20
Ford Motor Credit Co. 5.07% due 8/20/1999                              1,000    997,183       1.93
General Electric Capital Corp. 5.10% due 8/2/1999                        600    599,830       1.16
Motiva Enterprises LLC 5.07% due 8/6/1999                                700    699,408       1.36
Motorola Inc. 5.05% due 8/4/1999                                         800    799,551       1.55
Pfizer Inc. 5.07% due 9/2/1999 (1)                                     1,000    995,353       1.93
Procter & Gamble Co. 5.10% due 10/21/1999                                700    691,656       1.34
Wal-Mart Stores Inc. 5.05% due 8/4/1999 (1)                            1,000    999,439       1.94
                                                                            ---------- ----------
TOTAL SHORT-TERM SECURITIES (cost: $10,183,910)                              10,183,629      19.75
                                                                            ---------- ----------
TOTAL INVESTMENT SECURITIES (cost: $49,350,561)                              51,895,192     100.64
Excess of payables over cash and receivables                                   332,204        0.64
                                                                            ---------- ----------
NET ASSETS                                                                   51,562,988     100.00
                                                                            ========== ==========


(1)  Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers;
resale to the public may require registration.

ADR = American Depositary Receipts

See Notes to Financial Statements

Endowments, Bond Portfolio
Investment Portfolio, July 31, 1999
                                                                                    Shares or
                                                                                    Principal     Market    Percent
                                                                                       Amount      Value     Of Net
BONDS, NOTES & PREFERRED STOCKS                                                          (000)               Assets
--------------------------------------------                                         --------   --------   --------
Industrials  -  10.46%
BHP Finance Ltd. 8.50% 2012                                                             $145      155,455       .50%
Ceridian Corp. 7.25% 2004 (1)                                                              250    248,208        .79
Columbia/HCA Healthcare Corp. 8.85% 2007                                                   125    124,375        .40
Comcast Cable Communications, Inc. 8.875% 2017                                             250    277,495        .88
Equistar Chemicals LP 8.75% 2009 (1)                                                       250    251,445        .80
Hutchison Whampoa Finance Ltd., Series D, 6.988% 2037 (1)                                  300    275,883        .88
Hyundai Semiconductor America, Inc. 8.625% 2007 (1)                                        200    158,135        .50
Inco Ltd. 9.60% 2022                                                                       700    679,245       2.16
J. C. Penney Co., Inc. 7.95% 2017                                                          200    198,580        .63
Petrozuata Finance, Inc., Series A, 7.63% 2009 (1)                                         250    208,795        .66
Scotia Pacific Co. LLC, Timber Collateralized Notes, Series B:
 Class A-1, 6.55% 2028 (2)                                                                 237    214,043       1.26
 Class A-3, 7.71% 2028                                                                     250    182,500
TRW Inc. 7.125% 2009 (1)                                                                   125    120,551        .38
Union Pacific Resources Group Inc. 7.30% 2009                                              200    193,218        .62
                                                                                              ---------- ----------
                                                                                                3,287,928      10.46
                                                                                              ---------- ----------

Electric Utilities  -  .88%
Israel Electric Corp. Ltd.: (1)
 7.75% 2009                                                                                125    122,870
 7.75% 2027                                                                                175    154,256        .88
                                                                                              ---------- ----------
                                                                                                  277,126       0.88
                                                                                              ---------- ----------

Multi-Industry  -  2.04%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed                          10,000 shares     201,250       0.64
perpetual capital securities (1)
Wharf International Finance Ltd., Series A, 7.625% 2007                                  $500     440,459       1.40
                                                                                              ---------- ----------
                                                                                                  641,709       2.04
                                                                                              ---------- ----------

Telecommunications  -  2.97%
Bell Atlantic Financial Services, Inc., Senior Exchangeable Notes:
 5.75% 2003                                                                                250    251,875       1.33
 4.25% 2005                                                                                150    166,500
Sprint Capital Corp. 6.875% 2028                                                           375    337,181       1.07
U S WEST Capital Funding, Inc. 6.50% 2018                                                  200    177,808        .57
                                                                                              ---------- ----------
                                                                                                  933,364       2.97
                                                                                              ---------- ----------

Transporation - 8.46%
Airplanes Pass Through Trust, pass-through certificates,                                 1,222  1,173,485       3.73
Series 1, Class C, 8.15%  2019 (2)
Continental Airlines, Inc., pass-through certificates,                                     125    116,074        .37
Series 1998-3, Class A-2, 6.32% 2008
Jet Equipment Trust, Series 1994-A, Class C1, 11.79% 2013 (1)                              750    933,345       2.97
USAir, Inc., Enhanced Equipment Notes, Class B, 7.50% 2009 (2)                             460    438,462       1.39
                                                                                              ---------- ----------
                                                                                                2,661,366       8.46
                                                                                              ---------- ----------

Financial  -  8.44%
Abbey National PLC 6.70% (undated)(3)                                                      250    229,975        .73
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (1), (3)                    500    462,714       1.47
Chase Capital I, Capital Securities, Series A, 7.67% 2026                                  250    235,670        .75
Ford Motor Credit Co. 5.80% 2009                                                           150    134,852        .43
Household Finance Corp. 6.40% 2008                                                         250    234,060        .74
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative                               250    211,250        .67
preferred (1), (3)
MBNA Corp., MBNA Capital A, Series A, 8.278% 2026                                          300    273,714        .87
NB Capital Corp. 8.35% exchangeable depositary shares                           10,000 shares     246,250        .78
Newcourt Credit Group 6.875% 2005 (1)                                                    $150     143,523        .46
SocGen Real Estate Co. LLC, Series A, 7.64%/8.406% (undated) (1), (3)                      250    234,643        .75
Washington Mutual Capital I Subordinated Capital                                           250    246,643        .79
Income Securities 8.375% 2027
                                                                                              ---------- ----------
                                                                                                2,653,294       8.44
                                                                                              ---------- ----------

Real Estate  -  .38%
ProLogis Trust 7.05% 2006                                                                  125    118,536        .38
                                                                                              ---------- ----------

Collaterized Mortgage/Asset-Backed Obligations(2)  -  13.19%
Boston Edison Co., Series 1999-1, Class A-5, 7.03% 2012                                    200    196,940        .63
Chase Commercial Mortgage Securities Corp., Series 1998-2,                                 250    235,669        .75
Class A-2, 6.39% 2030
CS First Boston Mortgage Securities Corp., Series 1998-C1,                                 231    225,338        .72
Class A-1A, 6.26% 2040
First Consumer Master Trust, Series 1999-A, Class A, 5.80% 2005 (1)                        250    237,300        .76
GMAC Commercial Mortgage Securities, Inc., Series                                          125    121,984        .39
1997-C1, Class A3, 6.869% 2007
GS Mortgage Securities Corp. II, Mortgage Pass-Through
Certificates, Series 1998-C1: (3)
 Class D, 7.243% 2030                                                                      250    224,631       1.43
 Class E, 7.243% 2030                                                                      250    221,700
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (1)                                325    304,363        .97
Merrill Lynch Mortgage Investors, Inc.,                                                    154    154,638        .49
Seller Manufactured Housing Contracts, Series 1995-C2,
Class A-1, 6.973% 2021 (3)
Morgan Stanley Capital I Inc., Series 1998-HF2, Class A-2, 6.48% 2030                      500    475,893       1.51
Nomura Asset Securities Corp., Series 1998-D6, Class A-A1, 6.28% 2030                      226    221,293        .70
Norwest Asset Securities Corp., Series 1998-31, Class A-1, 6.25% 2014                      230    224,814        .72
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-5, 6.83% 2007                         250    249,603       1.58
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009                         250    249,538
Puerto Rico Public Financing Corp., Series 1, Class A, 6.15% 2008                          236    230,544        .73
Sears Credit Account Master Trust II, Series 1998-2, Class A, 5.25% 2008                   250    236,639        .75
Structured Asset Securities Corp., pass-through certificates: (3)
 Series 1996-CFL, Class A2A, 7.75% 2028                                                      4      4,058       1.06
 Series 1998-RF2, Class A, 8.564% 2027 (1)                                                 324    330,906
                                                                                              ---------- ----------
                                                                                                4,145,851      13.19
                                                                                              ---------- ----------

Governments (excluding U.S. Government) &
Governmental Authorities  -  3.35%
Quebec (Province of) 13.25% 2014                                                         1,000  1,053,820       3.35
                                                                                              ---------- ----------

Federal Agency Obligations - Mortgage Pass-Throughs (2)  -  14.85%
Fannie Mae:
7.00% 2012                                                                                 178    177,570
9.00% 2020                                                                                 121    127,427       3.36
7.00% 2026                                                                                 424    415,389
5.812% 2033 (3)                                                                            345    338,710
Freddie Mac:
8.75% 2008                                                                                  69     71,289
12.50% 2019                                                                                 30     33,808        .56
9.00% 2020                                                                                  66     69,768
Government National Mortgage Assn.:
8.50% 2008                                                                                 210    220,149
10.00% 2019                                                                                194    212,140
7.50% 2023                                                                                 189    189,359
8.00% 2023                                                                                 761    775,777
7.00% 2024                                                                                 367    358,429      10.93
7.50% 2024                                                                                 371    371,348
7.00% 2025                                                                                 629    614,792
6.00% 2029                                                                                 249    229,790
7.00% 2029                                                                                 475    462,611
                                                                                              ---------- ----------
                                                                                                4,668,356      14.85
                                                                                              ---------- ----------

Federal Agency Obligations - Other - 3.63%
Fannie Mae 5.25% 2009                                                                      250    224,728        .71
Federal Home Loan Bank Bonds 5.625% 2001                                                   250    248,710        .79
Freddie Mac 5.125% 2008                                                                    750    668,790       2.13
                                                                                              ---------- ----------
                                                                                                1,142,228       3.63
                                                                                              ---------- ----------

U.S. Treasury Obligations  -  19.37%
11.625% November 2002                                                                      500    584,685
11.625% November 2004                                                                    1,275  1,593,954
10.375% November 2012                                                                    1,825  2,300,066      19.37
8.875% August 2017                                                                       1,275  1,610,285
                                                                                              ---------- ----------
                                                                                                6,088,990      19.37
                                                                                              ---------- ----------

Miscellaneous - 1.08%
Other bonds, notes & preferred stocks in initial period of acquisition                            338,750       1.08
                                                                                              ---------- ----------

Total Bonds, Notes & Preferred Stocks (cost: $29,511,340)                                      28,011,318      89.10
                                                                                              ---------- ----------

SHORT TERM SECURITIES
--------------------------------------------
Corporate Short-Term Notes  -  11.86%
A.I. Credit Corp. 5.03% due 8/25/1999                                                      600    597,904       1.90
Bell Atlantic Network Funding Corp. 5.08% due 8/24/1999                                    650    647,799       2.06
General Electric Capital Corp. 5.10% due 8/2/1999                                          685    684,806       2.18
Motorola Inc. 5.05% due 8/4/1999                                                           800    799,551       2.54
Paccar Financial Corp. 5.06% due 8/13/1999                                               1,000    998,173       3.18
                                                                                              ---------- ----------
Total Short-Term Securities (cost: $3,728,233)                                                  3,728,233      11.86
                                                                                              ---------- ----------

Total Investment Securities (cost: $33,239,573)                                                31,739,551     100.96
Excess of payables over cash and receivables                                                     301,111       0.96
                                                                                              ---------- ----------
NET ASSETS                                                                                     31,438,440    100.00



(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(3) Coupon rate may change periodically.

See Notes to Financial Statements

Endowments
Statements of Assets and Liabilities
at July 31, 1999                                 Growth and Income Bond Portfolio
                                                       Portfolio
Assets:
Investment securities at market
 (cost: $49,350,561 and $33,239,573, respectively    $51,895,192  $31,739,551
Cash                                                      50,719       61,372
Receivables for-
 Sales of investments                                          -        6,441
 Sales of fund's shares                                    9,399        6,266
 Dividends and accrued interest                           86,942      413,808
                                                    ------------ ------------
 Total Assets                                         52,042,252   32,227,438
                                                    ------------ ------------
Liabilities:
Payables for -
 Purchases of investments                                422,279      745,630
 Management services                                      28,481       14,968
 Accrued expenses                                         28,504       28,400
                                                    ------------ ------------
 Total Liabilities                                       479,264      788,998
                                                    ------------ ------------
Net Assets at July 31, 1999                          $51,562,988  $31,438,440
                                                   ============= =============

Shares outstanding(1)                                  3,706,660    1,944,188
Net asset value per share                         $        13.91    $   16.17

(1)Shares of beneficial interest issued and outstanding;
unlimited shares authorized.
See Notes to Financial Statements
Endowments
Statements of Operations
for the year ended July 31, 1999                 Growth and IncomBond Portfolio
                                                       Portfolio
Investment Income:
Income:
 Dividends                                          $  1,177,592 $     42,974
 Interest                                                536,491    2,215,113
                                                    ------------ ------------
Total Income                                           1,714,083    2,258,087
                                                    ------------ ------------
Expenses:
 Management services fee                                 236,741      148,454
 Reports to shareholders                                  17,831       16,425
 Registration statement and prospectus                    16,448        8,434
 Postage, stationery and supplies                          4,587        5,452
 Auditing fees                                            36,502       33,970
 Legal fees                                               24,405       25,909
 Trustees' meeting expenses                               20,112       20,112
 Custodian fee                                             1,132          569
 Taxes other than federal income tax                       4,094       14,837
 Other expenses                                           10,864        9,330
                                                    ------------ ------------
 Total expenses before reimbursement                     372,716      283,492
  Reimbursement of expenses                               17,655       60,812
                                                    ------------ ------------
  Net Expenses                                           355,061      222,680
                                                    ------------ ------------
Net investment income                                  1,359,022    2,035,407
                                                    ------------ ------------
Realized Gain and Change in Unrealized
 (Depreciation) Appreciation on Investments:

Net realized gain (loss)                               3,548,696      (81,253)
Net change in unrealized (depreciation)
  appeciation on investments                           3,069,731   (1,472,279)
                                                    ------------ ------------
 Net realized gain and change in unrealized
  (depreciation) appreciation on investments           6,618,427   (1,553,532)
                                                    ------------ ------------

Net Increase in Net Assets Resulting
 from Operations                                     $ 7,977,449    $ 481,875
                                                   ============= =============
See Notes to Financial Statements
Endowments, Growth and Income Portfolio
Statement of Changes in Net Assets

                                                 Year ended July 31
                                                            1999         1998
Operations:
Net investment income                             $    1,359,022 $    1,259,180
Net realized gain on investments                       3,548,696   13,791,367
Net unrealized appreciation (depreciation)
 on investments                                        3,069,731  (10,940,194)
                                                    ------------ ------------
 Net increase in net assets resulting
  from operations                                      7,977,449    4,110,353
                                                   ------------- -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                  (1,251,179)  (1,382,106)
Distributions from net realized
 gain on investments                                           -  (26,584,691)
                                                   ------------- -------------
 Total dividends and distributions                    (1,251,179) (27,966,797)
                                                   ------------- -------------
Capital Share Transactions:
Proceeds from shares sold:
 428,901 and 180,191
 shares, respectively                                  5,431,127    3,165,176
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 71,284 and 1,930,591 shares,
 respectively                                            890,752   27,173,082
Cost of shares repurchased:
 362,633 and 647,743
 shares, respectively                                 (4,626,061) (11,068,403)
                                                   ------------- -------------
 Net increase in net assets
  resulting from capital share transactions            1,695,818   19,269,855
                                                   ------------- -------------
Total Increase (Decrease) in Net Assets                8,422,088   (4,586,589)
Net Assets:
Beginning of year                                     43,140,900   47,727,489
                                                   ------------- -------------
End of year (including undistributed
 net investment income: $107,548 and
 $0, respectively)                                   $51,562,988 $ 43,140,900
                                                   ============= =============
See Notes to Financial Statements

Endowments, Bond Portfolio
Statement of Changes in Net Assets
                                                 Year ended July 31
                                                            1999         1998
Operations:
Net investment income                                $ 2,035,407  $ 2,122,993
Net realized (loss) gain on investments                  (81,253)     543,139
Net unrealized appreciation (depreciation) on
 investments                                          (1,472,279)    (653,265)
                                                 ----------------------------
 Net increase in net assets resulting
  from operations                                        481,875    2,012,867
                                                 ----------------------------
Dividends Paid to
 Shareholders:
Dividends from net investment income                  (1,880,282)  (2,405,442)
                                                 ----------------------------
Capital Share Transactions:
Proceeds from shares sold:
 265,672 and 129,544
 shares, respectively                                  4,421,000    2,202,671
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 49,414 and 57,517 shares,
 respectively                                            819,899      968,653
Cost of shares repurchased:
 88,164 and 393,839
 shares, respectively                                 (1,483,454)  (6,732,042)
                                                 ----------------------------
 Net increase (decrease) in net assets resulting
  from capital share transactions                      3,757,445   (3,560,718)
                                                 ----------------------------
Total Increase (Decrease) in Net Assets                2,359,038   (3,953,293)
Net Assets:
Beginning of year                                     29,079,402   33,032,695
                                                 ----------------------------
End of year (including undistributed
 net investment income:  $155,125 and
 $0, respectively)                                   $31,438,440  $29,079,402
                                                 ================ ===========

See Notes to Financial Statements

 ENDOWMENTS

 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION - Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with preservation of capital.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the trust in the preparation of its financial statements:

    SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

 Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the trust to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the trust will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on securities purchased are amortized daily over the expected life of the security. The trust does not amortize premiums on securities purchased.
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION

The funds comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and intend to distribute all of their net taxable income and net capital gains for the fiscal year. As regulated investment companies, the funds are not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds.

As of July 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes for Growth and Income Portfolio aggregated $2,544,631, of which $4,399,064 related to appreciated securities and $1,854,433 related to depreciated securities. For Bond Portfolio, net unrealized depreciation aggregated $1,500,022, of which $72,155 related to appreciated securities and $1,572,177 related to depreciated securities. There was no difference between book and tax realized gains and losses on securities transactions for the year ended July 31, 1999. The cost of portfolio securities for book and federal income tax purposes was $49,350,561 and $33,239,573 for Growth and Income and Bond Portfolios, respectively, at July 31, 1999.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE -

The fees of $236,741 and $148,454 for Growth and Income and Bond Portfolios, respectively, for management services was incurred pursuant to agreements with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreements provide for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million.

The Investment Advisory and Service Agreements provide for fee reductions to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. Fee reductions were $17,655 and $60,812 for Growth and Income and Bond Portfolios, respectively, for the year ended July 31, 1999 .

No fees were paid by the trust to its officers or Trustees. The independent Trustees were reimbursed by the trust for expenses incurred while traveling to fund meetings.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES
Pursuant to the custodian agreement, the funds receive credits against their custodian fees for imputed interest on certain balances with the custodian bank. The custodian fees of $1,132 and $569 for Growth and Income and Bond Portfolios, respectively, were paid by these credits rather than in cash.


                                     Growth and Income         Bond

                                     Portfolio                 Portfolio

As of July 31,1999:

Accumulated undistributed

  net realized gain (loss)

  on investments                     $3,548,991                $(81,569)

Paid-in capital                      45,361,727                32,864,906

During the year ended

  July 31, 1999:

Purchases and sales of

  investment securities,

  excluding short-term

  securities

    Purchases                            19,921,683               17,360,692

    Sales                                19,382,187               15,024,061


Independent Auditors' Report

To the Board of Trustees and Shareholders of Endowments:

 We have audited the accompanying statements of assets and liabilities of Endowments (the "trust"), comprising, respectively, the Growth and Income Portfolio and the Bond Portfolio, including the investment portfolios, as of July 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Endowments as of July 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
August 27, 1999


Endowments, Growth and Income Portfolio
Per-Share Data and Ratios
                                                          Year ended      July 31
                                                                 1999         1998       1997        1996      1995
Net Asset Value, Beginning of Year                            $12.09       $22.66     $18.61      $18.06    $17.18
                                                        ------------ ------------ ----------  ---------- ---------
 Income From Investment Operations:
  Net investment income                                          .37          .51        .56         .58       .63
  Net gains or losses on securities (both
   realized and unrealized)                                     1.79         1.16       6.04        1.73      2.21
                                                        ------------ ------------ ----------  ---------- ---------
   Total from investment operations                             2.16         1.67       6.60        2.31      2.84
                                                         -----------  -----------  --------- ----------- ---------
 Less Distributions:
  Dividends (from net investment income)                        (.34)        (.57)      (.55)       (.61)     (.61)
  Distributions (from capital gains)                             -         (11.67)     (2.00)      (1.15)    (1.35)
                                                         -----------  -----------  --------- ----------- ---------
   Total distributions                                          (.34)      (12.24)     (2.55)      (1.76)    (1.96)
                                                         -----------  -----------  ---------  ---------- ---------
Net Asset Value, End of Year                                  $13.91       $12.09     $22.66      $18.61    $18.06
                                                          ==========   ==========   ========    ========   =======

Total Return                                                   18.21%        9.05%     38.40%      13.22%    18.57%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                           $52          $43        $48         $59       $57
 Ratio of expenses to average net assets                    0.75%(1)     0.75%(1)       0.74%       0.72%     0.73%
 Ratio of net income to average net assets                      2.90%        2.69%      2.73%       3.12%     3.70%
 Portfolio turnover rate                                       52.36%       48.59%     50.69%      38.73%    24.04%


(1)  Had CRMC not waived management services
fees, the fund's expense ratio would have been 0.79% and 0.89% for the fiscal years ended 1999 and 1998, respectively.

Endowments, Bond Portfolio
Per-Share Data and Ratios
                                                              Year    ended July 31
                                                       1999    1998     1997    1996    1995
Net Asset Value, Beginning of Year                  $16.93  $17.17   $16.63  $16.82  $16.86
                                                 --------------------------------------------
 Income From Investment Operations:
  Net investment income                               1.14    1.19     1.21    1.22    1.26
  Net gains or losses on securities (both
   realized and unrealized)                           (.84)   (.09)     .52    (.19)    .01
                                                 --------------------------------------------
   Total from investment operations                    .30    1.10     1.73    1.03    1.27
                                                 --------------------------------------------
 Less Distributions:
  Dividends (from net investment income)             (1.06)  (1.34)   (1.19)  (1.22)  (1.24)
  Distributions (from capital gains)                  -       -        -       -       (.07)
                                                 --------------------------------------------
   Total distributions                               (1.06)  (1.34)   (1.19)  (1.22)  (1.31)
                                                 --------------------------------------------
Net Asset Value, End of Year                        $16.17  $16.93   $17.17  $16.63  $16.82
                                                 ========================== ======= =======

Total Return                                          1.75%   6.70%   10.83%   6.25%   7.97%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                 $31     $29      $33     $41     $44
 Ratio of expenses to average net assets         0.75% (1) 0.75% (10.75% (1)0.75% (1   0.76%
 Ratio of net income to average net assets            6.84%   6.87%    7.04%   7.17%   7.52%
 Portfolio turnover rate                             53.66%  50.40%   22.18%  54.43%  69.22%



(1) Had CRMC not waived management services fees, the fund's expense ratio would have been 0.95%, 1.08%, 0.85%, and 0.80% for the fiscal years ended 1999,
 1998, 1997, and 1996, respectively.

                               OTHER INFORMATION

Item 23. Exhibits.

  a. On file (see SEC file nos. 811-1884 and 2-34371)
  b. On file (see SEC file nos. 811-1884 and 2-34371)
  c. None
  d. On file (see SEC file nos. 811-1884 and 2-34371)
  e. None
  f. None
  g. On file (see SEC file nos. 811-1884 and 2-34371)
  h. None
  i. Not applicable to this filing
  j. Consent of Independent Auditors
  k. None
  l. Not applicable to this filing
  m. None
  n. None
  o. None

Item 24. Persons Controlled by or under Common Control with Registrant.

  None.

Item 25. Indemnification.

  Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Trust Instrument, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of Investment Adviser.

  None.

Item 27. Principal Underwriters.

  (a)  Not Applicable.
  (b)  Not Applicable.
  (c)  Not Applicable.

Item 28. Location of Accounts and Records.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940 are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821, and/or the offices of the Registrant, One Market, Steuart Tower (Suite 1800), San Francisco, California 94105.

  Registrant's records covering shareholder accounts are maintained and kept by the Trust's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 3500 Wiseman Boulevard, San Antonio, Texas 78251 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Registrant's records covering portfolio transactions are also maintained and kept by the Trust's custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York 10081.

Item 29. Management Services.

  None.

Item 30. Undertakings.

  None.
                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and State of California on the 27th day of September, 1999.

      ENDOWMENTS
      By /s/ Patrick F. Quan
       Patrick F. Quan, Secretary

ATTEST:
/s/ Jennifer L. Yardley
Jennifer L. Yardley

 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on September 27, 1999 by the following persons in the capacities indicated.

         Signature                                      Title



(1)      Principal Executive Officer:

                                                        President and

         /s/ Frank L. Ellsworth                         Trustee

         (Frank L. Ellsworth)



(2)      Principal Financial Officer and

         Principal Accounting Officer:



         /s/ Anthony W. Hynes, Jr.                      Treasurer

         (Anthony W. Hynes, Jr.)



(3)      Trustees:



         /s/ Robert B. Egelston

         Robert B. Egelston                             Chairman

         Steven D. Lavine*                              Trustee

         Patricia A. McBride*                           Trustee

         Gail L. Neale*                                 Trustee

         Charles R. Redmond*                            Trustee

         Thomas E. Terry*                               Trustee

         Robert C. Ziebarth*                            Trustee


*By /s/ Patrick F. Quan
 Patrick F. Quan, Attorney-in-Fact
  Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).
      /s/ Michele Y. Yang
      Michele Y. Yang, Counsel